MANNING & NAPIER FUND, INC.

Amended and Restated Rule 18f-3

Multiple Class Plan

March 1, 2018

Manning & Napier Fund, Inc. (the “Company”), a registered investment company that consists of a number of series, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), in offering multiple classes of shares in each series listed on Schedule A attached hereto (each, a “Fund” and, together, the “Funds”).

A.	Attributes of Share Classes

1.    The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each, a “Certificate”) as each such Certificate is attached as an Exhibit hereto.

2.    With respect to each class of shares created hereunder, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Company’s prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”), and separately bear any service and non-distribution fees (“non-distribution related fees”) that are payable under any agreement entered into with respect to that class pursuant to which the Company may pay financial intermediaries for non-distribution related shareholder service, sub-transfer agency, administrative, sub-accounting, and other non-distribution services; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Company’s operations which are directly attributable to such class (“Class Expenses”); (v) certain share classes may offer conversion features as detailed under section 5 and 6 in each exhibit attached hereto; and (vi) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.	Expense Allocations

1.    With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees associated with a Distribution Plan relating to a particular class of shares or non-distribution related fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any and all other expenses relating to a particular class that are actually incurred in a different amount by that class (excluding economies of scale discounts) or for which that class receives services of a different kind or to a different degree than other classes are considered “class-specific” expenses and are (or will be) borne exclusively by that class.

2.    Expenses that are not incurred in different amounts by class and for which share classes do not receive services of a different kind or to a different degree than other classes are considered “non-class specific” expenses and shall be allocated in accordance with Rule 18f-3(c).

C.	Amendment of Plan; Periodic Review

1.    This Plan must be amended, as necessary, to properly describe (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board.

2.    The Board of Directors of the Company, including a majority of the Directors who are not “interested persons” of the Company as defined in the 1940 Act, must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Directors, including a majority of the Directors who are not interested persons of the Company, must find that the amendment is in the best interests of each class individually and the Company as a whole.

AMENDED & RESTATED SCHEDULE A to

MANNING & NAPIER FUND, INC.

Amended and Restated Rule 18f-3 Multiple Class Plan

March 1, 2018

FUND	SHARE CLASS
	S	I	K	R	R2	R6	Z	A
Target Income Series		X	X	X		X
Target 2015 Series		X	X	X		X
Target 2020 Series		X	X	X		X
Target 2025 Series		X	X	X		X
Target 2030 Series		X	X	X		X
Target 2035 Series		X	X	X		X
Target 2040 Series		X	X	X		X
Target 2045 Series		X	X	X		X
Target 2050 Series		X	X	X		X
Target 2055 Series		X	X	X		X
Target 2060 Series		X	X	X		X
Pro-Blend Conservative Term Series	X	X		X	X
Pro-Blend Moderate Term Series	X	X		X	X
Pro-Blend Extended Term Series	X	X		X	X
Pro-Blend Maximum Term Series	X	X		X	X
World Opportunities Series	X
International Series	X	X
New York Tax Exempt Series								X
Ohio Tax Exempt Series								X
Diversified Tax Exempt Series								X
Global Fixed Income Series	X	X
High Yield Bond Series	X	X
Overseas Series	X	X					X
Equity Series	X
Core Bond Series	X	X
Unconstrained Bond Series	X	X
Disciplined Value Series	X	X
Real Estate Series	X	X
Quality Equity Series	X	X
Strategic Income Conservative Series	X	X
Strategic Income Moderate Series	X	X
International Disciplined Value Series	X	X
Equity Income Series	X	X
Rainier International Discovery Series		X	X			X
Blended Asset Conservative Series						X
Blended Asset Moderate Series						X
Blended Asset Extended Series						X
Blended Asset Maximum Series						X

Exhibit 1

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class S

1.	Class-Specific Distribution Arrangements, Other Expenses

Class S Shares are sold without a load or sales charge.

The Company has adopted a distribution and shareholder service plan with respect to the Class S Shares of certain Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class S assets of a Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Class S Shares of the Fund, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class S Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class S shareholders of the Fund, as described in the prospectus.

The Company has adopted a non-Rule 12b-1 shareholder service plan with respect to the Class S Shares of certain Funds. Under the terms of the plan, a Fund is permitted to compensate, out of the Class S assets, in an amount up to 0.25% on an annual basis of the average daily net assets of the Class S assets, service organizations (as defined in the plan) that have established a shareholder servicing relationship with the Fund on behalf of their customers who are Class S shareholders, as described in the prospectus.

The Company may enter into agreements with financial intermediaries pursuant to which the Company may pay financial intermediaries for non-distribution related shareholder service, sub-transfer agency, administrative, sub-accounting, and other non-distribution services in an annual amount not to exceed 0.15% of the average daily net assets of the Class S Shares of a Fund.

2.	Eligibility of Purchasers

Class S Shares are available to individual and institutional investors and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class S shareholder will have one vote for each full Class S Share held and a fractional vote for each fractional Class S Share held. Class S shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class S Shares (such as a distribution plan or service agreement relating to the Class S Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class S shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class S Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class S Shares, the Company may in its discretion elect to convert such shareholder’s Class S Shares into a Class of shares for which such shareholder does meet the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class S Shares if the Class S Share has a lower total operating expense than the Original Class and such shareholder meets the Class S Shares eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class S Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with with paragraph 5, above, with respect to Classes or shares available for sale and held through the financial intermediary or purchased directly through the Company.

Exhibit 2

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class I

1.	Class-Specific Distribution Arrangements, Other Expenses

Class I Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 distribution and shareholder service fee.

The Company may enter into agreements with financial intermediaries pursuant to which the Company may pay financial intermediaries for non-distribution related shareholder service, sub-transfer agency, administrative, sub-accounting, and other non-distribution services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I Shares of a Fund.

2.	Eligibility of Purchasers

Class I Shares are available to institutions, including, but not limited to, employee benefit plans, such as defined benefit plans, defined contribution plans and 401(k) plans, investment companies, foundations and endowments, banks, trusts and corporate capital and cash management accounts and individual investors, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class I shareholder will have one vote for each full Class I Share held and a fractional vote for each fractional Class I Share held. Class I shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class I Shares (such as a distribution plan relating to the Class I Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class I shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class I Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class I Shares, the Company may in its discretion elect to convert such shareholder’s Class I Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class I Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class I Shares if the Class I Share has a lower total operating expense than the Original Class and such shareholder meets the Class I Shares eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with paragraph 5, above, with respect to Classes of shares available for sale and held through the financial intermediary or purchased directly through the Company.

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class K

1.	Class-Specific Distribution Arrangements, Other Expenses

Class K Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class K Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class K assets of a Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Class K Shares of the Fund, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class K Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class K shareholders of the Fund, as described in the prospectus.

The Company may enter into agreements with financial intermediaries pursuant to which the Company may pay financial intermediaries for non-distribution related shareholder service, sub-transfer agency, administrative, sub-accounting, and other non-distribution services in an annual amount not to exceed 0.15% of the average daily net assets of the Class K Shares of a Fund.

2.	Eligibility of Purchasers

Class K Shares are available to employee benefit plans, such as defined benefit plans, defined contribution plans, 401(k) plans, individual and institutional investors, and to financial intermediaries (such as broker-dealers, investment advisors or other financial institutions) that provide certain services to the Fund, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class K shareholder will have one vote for each full Class K Share held and a fractional vote for each fractional Class K Share held. Class K shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class K Shares (such as a distribution plan relating to the Class K Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class K shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class K Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class K Shares, the Company may in its discretion elect to convert such shareholder’s Class K Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class K Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class K Shares if the Class K Share has a lower total operating expense than the Original Class and such shareholder meets the Class K Shares eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with paragraph 5, above, with respect to Classes of shares available for sale and held through the financial intermediary or purchased directly through the Company.

Exhibit 4

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class R

1.	Class-Specific Distribution Arrangements, Other Expenses

Class R Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class R Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class R assets of a Fund, in an amount up to 0.50% on an annual basis of the average daily net assets of Class R Shares of the Fund, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class R Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class R shareholders of the Fund, as described in the prospectus.

The Company may enter into agreements with financial intermediaries pursuant to which the Company may pay financial intermediaries for non-distribution related shareholder service, sub-transfer agency, administrative, sub-accounting, and other non-distribution services in an annual amount not to exceed 0.15% of the average daily net assets of the Class R Shares of a Fund.

2.	Eligibility of Purchasers

Class R Shares are available to clients of financial intermediaries (such as broker-dealers or investment advisors) that provide certain services to the Fund, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class R shareholder will have one vote for each full Class R Share held and a fractional vote for each fractional Class R Share held. Class R shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class R Shares (such as a distribution plan relating to the Class R Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class R shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class R Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class R Shares, the Company may in its discretion elect to convert such shareholder’s Class R Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class R Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class R Shares if the Class R Share has a lower total operating expense than the Original Class and such shareholder meets the Class R Shares eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with paragraph 5, above, with respect to Classes of shares available for sale and held through the financial intermediary or purchased directly through the Company.

Exhibit 5

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class R2

1.	Class-Specific Distribution Arrangements, Other Expenses

Class R2 Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class R2 Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class R2 assets of a Fund, in an amount up to 1.00% on an annual basis of the average daily net assets of Class R2 Shares of the Fund, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class R2 Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class R2 shareholders of the Fund, as described in the prospectus.

The Company may enter into agreements with financial intermediaries pursuant to which the Company may pay financial intermediaries for non-distribution related shareholder service, sub-transfer agency, administrative, sub-accounting, and other non-distribution services in an annual amount not to exceed 0.15% of the average daily net assets of the Class R2 Shares of a Fund.

2.	Eligibility of Purchasers

Class R2 Shares are available to clients of financial intermediaries (such as broker-dealers or investment advisors) that provide certain services to the Fund, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class R2 shareholder will have one vote for each full Class R2 Share held and a fractional vote for each fractional Class R2 Share held. Class R2 shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class R2 Shares (such as a distribution plan relating to the Class R2 Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class R2 shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class R2 Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class R2 Shares, the Company may in its discretion elect to convert such shareholder’s Class R2 Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class R2 Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class R2 Shares if the Class R2 Share has a lower total operating expense than the Original Class and such shareholder meets the Class R2 Shares eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with paragraph 5, above, with respect to Classes of shares available for sale and held through the financial intermediary or purchased directly through the Company.

Exhibit 6

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class R6

1.	Class-Specific Distribution Arrangements, Other Expenses

Class R6 Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 distribution and shareholder service fee or a non-distribution fee arrangement.

2.	Eligibility of Purchasers

Class R6 Shares are available to qualified plans (such as employee benefit plans, such as defined benefit plans, defined contribution plans, 401(k) plans) and investment companies, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class R6 shareholder will have one vote for each full Class R6 Share held and a fractional vote for each fractional Class R6 Share held. Class R6 shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class R6 Shares (such as a distribution plan relating to the Class R6 Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class R6 shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class R6 Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class R6 Shares, the Company may in its discretion elect to convert such shareholder’s Class R6 Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class R6 Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class R6 Shares if the Class R6 Share has a lower total operating expense than the Original Class and such shareholder meets the Class R6 Shares eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with paragraph 5, above, with respect to Classes of shares available for sale and held through the financial intermediary or purchased directly through the Company.

Exhibit 7

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class Z

1.	Class-Specific Distribution Arrangements, Other Expenses

Class Z Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 distribution and shareholder service fee or a non-distribution fee arrangement.

2.	Eligibility of Purchasers

Class Z Shares are available to institutions, including, but not limited to, employee benefit plans, such as defined benefit plans, defined contribution plans and 401(k) plans, investment companies, foundations and endowments, banks, trusts and corporate capital and cash management accounts and individual investors, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class Z shareholder will have one vote for each full Class Z Share held and a fractional vote for each fractional Class Z Share held. Class Z shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class Z Shares (such as a distribution plan relating to the Class Z Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class Z shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class Z Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class Z Shares, the Company may in its discretion elect to convert such shareholder’s Class Z Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class Z Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class Z Shares if the Class Z Share has a lower total operating expense than the Original Class and such shareholder meets the Class Z Shares eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with paragraph 5, above, with respect to Classes of shares available for sale and held through the financial intermediary or purchased directly through the Company.

Exhibit 8

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class A

1.	Class-Specific Distribution Arrangements, Other Expenses

Class A Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 distribution and shareholder service fee or a non-distribution fee arrangement.

2.	Eligibility of Purchasers

Class A Shares are available to individual investors and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class A Shares (such as a distribution plan relating to the Class A Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class A Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class A Shares, the Company may in its discretion elect to convert such shareholder’s Class A Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class A Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements. At the request of a shareholder, the Company will convert shares of any Class (the “Original Class”) into Class A Shares if the Class A Share has a lower total operating expense than the Original Class and such shareholder meets the Class A Shares eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder. The financial intermediary and the Company (either itself or its agent, such as the principal underwriter) may agree to implement automatic conversion arrangements consistent with paragraph 5, above, with respect to Classes of shares available for sale and held through the financial intermediary or purchased directly through the Company.